EMPLOYMENT AGREEMENT

     This Employment Agreement is made and entered into this 26th day of September, 2000, by and between Look Models International, Inc., a Delaware Corporation (the "Company"), and Wolfgang Schwarz, an individual ("Employee").

                                    RECITALS

     A. The Company desires to be assured of the association and services of Employee for the Company.

     B. Employee is willing and desires to be employed by the Company, and the Company is willing to employ Employee, upon the terms, covenants and conditions hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

         1.  Employment.
             ----------

          The Company hereby employs Employee as its President and Chief ExecutiveOfficer. Specifically, Employee will be in charge of the day-to-day operations of the Company. Employee shall be based in Vienna, Austria.

         2. Term.
            ----

          The term of this Agreement shall be for a period of five (5) years commencing on the date hereof, unless terminated earlier pursuant to
          Section 6 below;  provided,  however,  that Employee's  obligations in
          Section 4 below shall continue in effect after such termination.

         3. Compensation; Reimbursement.
            ---------------------------

          3.1 Base Salary. For all services rendered by Employee under this Agreement, the Company shall pay Employee a base salary of three hundred fifty thousand and 00/100 ($350,00000) Dollars per annum, payable monthly in equal installments (the "Base Salary").

          3.2 Incentive Bonus. In addition to the Base Salary, Employee shall be eligible for an incentive bonus ("Incentive Bonus") each year. The Incentive Bonus shall be based upon the operating results for that year of the Company, and shall be paid, if earned, within 30 days after such operating results have been determined by the Company's accountants. The incentive bonus shall be paid in the form of cash , stock and/or stock options. Stock options will be issued at a strike price of $ 0.50 or the current market price if lower. exercisable immediately once said stock options become fully vested, subject to approval of the Shareholders and Board of Directors of the Company. The said stock options become fully vested after the Employee has completed one (1) full calendar year of service to the Company.

          3.3 Reimbursement. Employee shall be reimbursed for all reasonable "out-of-pocket" business expenses for business travel and business entertainment incurred in connection with the performance of his or his duties under this Agreement (1) so long as such expenses constitute business deductions from taxable income for the Company and are excludable from taxable income to the Employee under the governing laws and regulations of the Internal Revenue Code (provided, however, that Employee shall be entitled to full reimbursement in any case where the Internal Revenue Service may, under Section 274(n) of the Internal Revenue Code, disallow to the Company 20% of meals and entertainment expenses); and (2) to the extent such expenses do not exceed the amounts allocable for such expenses in budgets that are approved from time to time by the Company. The reimbursement of Employee's business expenses shall be upon monthly presentation to and approval by the Company of valid receipts and other appropriate documentation for such expenses.

         4. Scope of Duties.
            ---------------

          4.1 Assignment of Duties. Employee shall have, in addition to his regular duties, the duties defined hereunder in Section 4.2; the Company's Board of Directors may assign such duties as to his from time to time. Such duties shall be exercised subject to the control and supervision of the Board of Directors of the Company.

          4.2 General Specification of Duties. Employee's duties shall include, but not be limited to, the duties and performance goals as follows:

               (1) Act as head of the Company and perform all duties, functions and responsibilities generally associated with the head of the Company; (2) Execute on behalf of the Company, in his capacity as President and CEO, all agreements, contracts, documents and other such matters as needed by the Company in the ordinary course of business; (3) Employ, pay, supervise and discharge all employees of the Company's European offices, which now are located in Vienna, Austria, London, and Munich, Germany, and to determine all matters with regard to such personnel, including, without limitation, compensation, bonuses and fringe benefits; (4) Establish procedures for implementing the policies established by the Company; (5) Insure cooperation by the European offices with other divisions or subsidiaries of the Company; and (6) Cause the Company to be operated in compliance with all legal requirements.

                    The foregoing specifications are not intended as a complete itemization of the duties, which Employee shall perform and undertake on behalf of the Company in satisfaction of his employment obligations under this Agreement.

          4.3 Employee's Devotion of Time. Employee hereby agrees to devote his full time, abilities and energy to the faithful performance of the duties assigned to him and to the promotion and forwarding of the business affairs of the Company, and not to divert any business opportunities from the Company to himself or to any other person or business entity.

          4.4  Conflicting Activities.

               (1) Employee shall not, during the term of this Agreement, be engaged in any other business activity without the prior consent of the Board of Directors of the Company; provided, however, that this restriction shall not be construed as preventing Employee from investing his personal assets in passive investments in business entities which are not in competition with the Company or its affiliates, or from pursuing business opportunities as permitted by paragraph 4.5(b).

               (2) Employee hereby agrees to promote and develop all business opportunities that come to his attention relating to current or anticipated future business of the Company, in a manner consistent with the best interests of the Company and with his duties under this Agreement.

               (3) Restrictive Covenant. Employee agrees that so long as he is employed by the Company and for one (1) years following the termination of his employment with the Company, he will not, directly or indirectly, through one or more intermediaries or Affiliates or otherwise, engage in any employment or activity or own any business that is in any way competing with, or preparing to compete with, the Company in the business or then actively proposed business of the Company, including promotional merchandising, licensing, manufacture, purchase or sale of any merchandise related to Company (collectively, the "Company Business"). To "compete" means to become a partner, shareholder, officer, director, employee or consultant of a business, which operates in competition to the relevant lines of businesses conducted by Company. If Employee violates this provision, Company shall be entitled to injunctive relief in addition to, and not in limitation of, any relief or rights to which Company may be entitled.

         5. Confidentiality of Trade Secrets and Other Materials.
            ----------------------------------------------------


          5.1 Trade Secrets. Other than in the performance of his duties hereunder, Employee agrees not to disclose, either during the term of his employment by the Company or for one (1) years thereafter, to any person, firm or corporation any confidential and /or proprietary information concerning the business affairs, the trade secrets or the customer lists or similar information of the Company or its business and operations, including, without limitation, technical, financial, marketing, distribution and promotional information, business plans and strategies, concepts, pricing, programs and/or procedures and information received by the Company from third parties under obligations of confidentiality. . Any technique, method, process or technology used by the Company shall be considered a "trade secret" for the purposes of this Agreement. Trade Secrets shall not include information that has become generally available to the public by the acts of one who has the right to disclose such information without violating any right of the Company or which is known to Employee prior to its disclosure by the Company as evidenced by Employee's written records.

          5.2 Ownership of Trade Secrets; Assignment of Rights. Employee hereby agrees that all know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files and materials made by him or by the Company are the property of the Company and shall not be used by him in any way adverse to the Company's interests. Employee shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Board of Directors of the Company. Employee hereby assigns to the Company any rights, which he may have in any such trade secret or proprietary information; provided, however, that such assignment does not apply to any right, which qualifies fully under the New York Labor Code.

         6. Termination.
            -----------

         6.1 Bases for Termination.

          (1) This Agreement shall automatically terminate on the last day of the month in which Employee dies or becomes permanently incapacitated. "Permanent incapacity" as used herein shall mean mental or physical incapacity, or both, reasonably determined by the Company's Board of Directors based upon a certification of such incapacity by, in the discretion of the Company's Board of Directors, either Employee's regularly attending physician or a duly licensed physician selected by the Company's Board of Directors, rendering Employee unable to perform substantially all of his duties hereunder and which appears reasonably certain to continue for at least six consecutive months without substantial improvement. Employee shall be deemed to have "become permanently incapacitated" on the date the Company's Board of Directors has determined that Employee is permanently incapacitated and so notifies Employee.

          (2) Employee's employment may be terminated by the Company "with cause," effective upon delivery of written notice to Employee given at any time (without any necessity for prior notice) if any of the following shall occur:

               (a) the refusal or gross neglect of the Employee to perform his responsibilities or duties under this Agreement after the Employer shall have given the Employee written notice to that effect (and if the acts or failures to act are curable, the Employee has failed to do so within one month of written notice thereof));

               (b)  any material breach of the terms of this Agreement; or

               (c) any material acts or events which inhibit Employee from fully performing his or his responsibilities to the Company in good faith, such as (i) a felony criminal conviction;
                    (ii) any other criminal conviction involving Employee's lack of honesty or moral turpitude; (iii) drug or alcohol abuse; or (iv) acts of fraud, dishonesty, gross carelessness or gross misconduct.

          (3) Employee may terminate his employment hereunder by giving the Company sixty (60) days prior written notice, which termination shall be effective on the 60th day following such notice.

          (4) Employee may terminate his employment hereunder by giving the Company thirty (30) days prior written notice in the event the Company is in material breach of its obligations under this Agreement, and in such instance, the restrictive covenant contained in Section 4.4(3) shall not be applicable.

          (5) Employee may terminate his employment hereunder upon twenty (20) days notice if $5,000,000 equity is not raised or obtained by the Company from investors or other financing sources within nine (9) months from the date hereof, and in such instance, the restrictive covenant contained in Section 4.4(3) shall not be applicable.

          6.2  Payment  Upon  Termination.  Upon  termination  under  paragraphs
               6.1(1), (2), or (3), the Company shall have no other obligation than to pay to Employee within 10 days after termination an amount equal to the sum of (1) Employee's Base Salary accrued to the date of termination; and (2) reimbursement for expenses incurred in accordance with paragraph 3.3,but not yet reimbursed.

          6.3 Severance Provisions. The provisions of Sections 6.1 and 6.2 shall be subject to and deemed modified to the benefit of the Employee by the terms of any severance benefits granted to Employee as may be agreed upon by the Company at its sole discretion

          7. Injunctive Relief. The Company and Employee hereby acknowledge and agree that any default under Section 5 above will cause damage to the Company in an amount difficult to ascertain. Accordingly, in addition to any other relief to which the Company may be entitled, the Company shall be entitled to such injunctive relief as may be ordered by any court of competent jurisdiction including, but not limited to, an injunction restraining any violation of Section 6 above and without the proof of actual damages.

          8.   Miscellaneous. -------------

          8.1 Transfer and Assignment. This Agreement is personal as to Employee and shall not be assigned or transferred by Employee without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns.

          8.2 Severability. Nothing contained herein shall be construed to require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

          8.3 Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal law, not the law of conflicts, of the State of New York.

          8.4 Counterparts. This Agreement may be executed in several counter parts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

          8.5 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

          8.6 Modification. This Agreement may be modified, amended, superseded, or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the party or parties to be bound by any such modification, amendment, supersession, cancellation, or waiver.

          8.7 Attorneys' Fees and Costs. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its attorneys' fees and court costs incurred in litigating or otherwise settling or resolving such dispute whether or not an action is brought or prosecuted to judgment. In construing this Agreement, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

          8.8 Waiver. The waiver by either of the parties, express or implied, of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

          8.9 Cumulative Remedies. Each and all of the several rights and remedies provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

          8.10 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

          8.11 Notices. Any notice under this Agreement must be in writing, may be telecopied, sent by express 24-hour guaranteed courier, or hand-delivered, or may be served by depositing the same in the United States mail, addressed to the party to be notified, postage-prepaid and registered or certified with a return receipt requested. The addresses of the parties for the receipt of notice shall be as follows:

               If to the Company:
               Human Resources Coordinator
               Look Models International, Inc.
               Passauerplatz 1
               Vienna Austria 1010

               With a copy to:

               Warren A. Kirshenbaum, Esq.
               Kirshenbaum & Kirshenbaum, PLLC
               342 Madison Avenue, Suite 1002
               New York, NY 10173

               If to Employee:
               Wolfgang Schwarz
               Look Models International, Inc.
               Passauerplatz 1
               Vienna Austria 1010

               With a copy to:

               Benjamin D. Fein, Esq.
               Meister Seelig & Fein LLP
               708 Third Avenue
               New York, NY 10017

               Each notice given by registered or certified mail shall be deemed delivered and effective on the date of delivery as shown on the return receipt, and each notice delivered in any other manner shall be deemed to be effective as of the time of actual delivery thereof. Each party may change its address for notice by giving notice thereof in the manner provided above.

          8.12 Survival. Any provision of this Agreement, which imposes an obligation after termination, or expiration of this Agreement shall survive the termination or expiration of this Agreement and be binding on Employee and the Company.

          8.13 Right of Set-Off. Upon termination or expiration of this Agreement, the Company shall have the right to set-off against the amounts due Employee hereunder the amount of any outstanding loan or advance from the Company to Employee.

          8.14 Joint Jurisdiction and Venue. Any suit involving any dispute or matter arising under this Agreement may only be brought in a United States District Court located in the State of New York or any New York New York State Court having jurisdiction over the subject matter of the dispute or matter or in Vienna, Austria. The Company and Employee hereby consent to the exercise of personal jurisdiction by any such court with respect to any such proceeding.

          8.15 Effective Date. This Agreement shall become effective as of the date set forth on page 1 when signed by Employee and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be executed as of the date first set forth above.


"Employee"
 Wolfgang Schwarz


-------------




"Company"
Look Models International, Inc.



By: ____________
Its:_____________